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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 30, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-19027                  84-1057605
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 1.01  Entry into a Material Definitive Agreement.

     On January 3, 2006, Simtek Corporation (the "Company") filed a request with the Securities and Exchange Commission (the "Commission") seeking confidential treatment of certain information which the Company had redacted from Exhibit
10.4 to the Company's Current Report on Form 8-K filed with the Commission on January 3, 2006 (the "Original Filing"). The Company has withdrawn its request with the Commission for confidential treatment of the information redacted in the Original Filing. This amendment is filed to include Exhibit 10.4 to the Original Filing without any redacted information.

Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

                10.4 Form of Securities Purchase Agreement dated as of December 30, 2005, among the Company and
                             Crestview Capital Master LLC, as lead investor, Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, SF Capital Partners Ltd., Straus Partners, LP, Straus GEPT Partners, LP and various other individual and institutional investors.


















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIMTEK CORPORATION


                                     By: /S/ BRIAN ALLEMAN
                                         ---------------------------------------
                                         Brian Alleman, Chief Financial Officer


April 12, 2006



























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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

     10.4             Form of Securities Purchase Agreement dated as of
                      December 30, 2005, among the Company and Crestview Capital Master LLC, as lead investor, Renaissance Capital
                      Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC, BFSUS Special Opportunities Trust PLC, SF Capital Partners Ltd., Straus Partners, LP,
                      Straus GEPT Partners, LP and various other individual and institutional investors.






























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